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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM 8-A
                FOR REGISTRATION OF CERTAIN CLASS OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR (G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                          OCWEN ASSET INVESTMENT CORP.
             (Exact Name of Registrant as Specified in its Charter)

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
           VIRGINIA                 65-0728025
   (State of Incorporation       (I.R.S. Employer
       or Organization)           Identification
                                       No.)
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                  1675 PALM BEACH LAKES BOULEVARD, SUITE 1000
                         WEST PALM BEACH, FLORIDA 33401
             (Address of Registrant's principal executive offices)

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
IF THIS FORM RELATES TO THE          IF THIS FORM RELATES TO THE
REGISTRATION OF A CLASS OF DEBT      REGISTRATION OF A CLASS OF DEBT
SECURITIES AND IS EFFECTIVE UPON     SECURITIES AND IS TO BECOME EFFECTIVE
FILING PURSUANT TO GENERAL           SIMULTANEOUSLY WITH THE EFFECTIVENESS
INSTRUCTION A(C)(1) PLEASE CHECK     OF A CONCURRENT REGISTRATION STATEMENT
THE FOLLOWING BOX. / /               UNDER THE SECURITIES ACT OF 1933
                                     PURSUANT TO GENERAL INSTRUCTION
                                     A(C)(2) PLEASE CHECK THE FOLLOWING
                                     BOX. / /
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SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:

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
  TITLE OF EACH CLASS
   TO BE REGISTERED:     NAME OF EACH EXCHANGE ON WHICH
-----------------------       EACH CLASS IS TO BE
                                  REGISTERED:
                         ------------------------------

NONE

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G)
OF THE ACT:

     COMMON STOCK            NASDAQ NATIONAL MARKET
  $0.01 PAR VALUE PER
         SHARE
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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

    A description of the Common Stock, $0.01 par value per share, of the Registrant is set forth under the caption "Description of Capital Stock" in the prospectus contained in the Registrant's Amendment No. 2 to Registration Statement on Form S-11 (No. 333-21965) filed with the Securities and Exchange Commission on April 15, 1997 (the "Registration Statement") and is incorporated therein by reference.

ITEM 2. EXHIBITS.

    The following documents and instruments defining the rights of Securityholders, filed as Exhibits to the Registration Statement, are herein incorporated by reference:

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
           1     Form of Common Stock Certificate (filed as Exhibit 4.1 to the Registrant's
                 Amendment No. 2 to Registration Statement on Form S-11, No. 333-21965, filed pursuant to the Securities Act of 1933, and incorporated herein by reference).

           2     Amended and Restated Articles of Incorporation of the Registrant (filed as Exhibit
                 3.1 to the Registrant's Amendment No. 2 to Registration Statement on Form S-11,
                 No. 333-21965, filed pursuant to the Securities Act of 1933, and incorporated herein by reference).

           3     Bylaws of the Registrant (filed as Exhibit 3.2 to the Registrant's Amendment No. 2 to Registration Statement on Form S-11, No. 333-21965, filed pursuant to the
                 Securities Act of 1933, and incorporated herein by reference).
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                                   SIGNATURE

    Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Registration Statement on Form 8-A to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               OCWEN ASSET INVESTMENT CORP.

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
Dated: April 15, 1997                           By:/s/ CHRISTINE A. REICH
                                                     -----------------------------------------
                                                Christine A. Reich
                                                President
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                               INDEX TO EXHIBITS

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
    EXHIBIT
    NUMBER                                                       EXHIBIT
---------------  -------------------------------------------------------------------------------------------------------

           1     Form of Common Stock Certificate (previously filed as Exhibit 4.1 to the Registrant's Amendment No. 2 to Registration Statement on Form S-11, No. 333-21965, filed pursuant to the Securities Act of 1933, and incorporated herein by reference).

           2     Amended and Restated Articles of Incorporation of the Registrant (previously filed as Exhibit 3.1 to the Registrant's Amendment No. 2 to Registration Statement on Form S-11, No. 333-21965, filed pursuant to the Securities Act of 1933, and incorporated herein by reference).

           3     Bylaws of the Registrant (previously filed as Exhibit 3.2 to the Registrant's Registration Statement on
                 Form S-11, No. 333-21965, filed pursuant to the Securities Act of 1933, and incorporated herein by reference).
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